                                                                  EXECUTION COPY

                                                                   Exhibit 10.50

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT, dated as of September 9, 2003 (as the same from time to time may be amended, supplemented or waived, the "Agreement"), by and between Nobel Learning Communities, Inc., a Delaware corporation (the "Company") and the parties set forth on Schedule A attached hereto (the "Investors").

                                   BACKGROUND:

         WHEREAS, the parties hereto are parties to a Series F Convertible Preferred Stock Purchase Agreement, dated the date hereof (the "Purchase Agreement"), pursuant to which the Investors purchased shares of Series F Convertible Preferred Stock from the Company (together with any additional shares of Series F Convertible Preferred Stock that may be issued to the holders thereof as dividends, the "Preferred Shares"); and

         WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Purchase Agreement is the execution and delivery of this Agreement to provide for registration rights for the Preferred Shares purchased by the Investors.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the purchase of the Preferred Shares by the Investors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean Common Stock, $0.001 par value, of the Company, as constituted as of the date of this Agreement.

         "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Registration Expenses" shall mean the expenses so described in Section 7.

         "Restricted Stock" shall mean the Conversion Shares, excluding (a) shares which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) shares which have been publicly sold pursuant to Rule 144 under the Securities Act, or (c) shares which are eligible to be publicly sold in a single transaction under paragraph (k) of Rule 144.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 7.

         "Series E Preferred Stock" shall mean the Company's Series E Convertible Preferred Stock, $0.001 par value per share.

         2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the written opinion of counsel satisfactory to the Company, the securities being sold thereby may be publicly sold without registration under the Securities Act.

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4 or 5), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder thereof shall be entitled to transfer such stock in accordance with the terms of its notice. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the effect that the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         4. Required Registration.

            (a) Subject to the limitation expressed in Section 5(b), at any time after the first anniversary of the date of this Agreement, the holders of Restricted Stock constituting at least 50% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; provided, that the shares of Restricted Stock for which registration has been requested shall constitute at least 50% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders. For purposes of this Section 4 and Sections 5, 12(a) and 12(d), the term "Restricted Stock," shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided further, however, that, in any underwritten public offering contemplated by this Section 4 or Section 5, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Section 5 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested. The rights provided in this Section 4 may not be exercised more than once in any twelve (12) month period.

         (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall not be obligated to register Restricted Stock pursuant to this Section 4 on more than two occasions (at least one of the two occasions can be for a "shelf registration"); provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, 75% of all such shares shall have been sold pursuant thereto.

         (c) The Company may include in any registration requested pursuant to this Section 4 any shares of Common Stock for sale for its own account or for the account of any other person entitled to "piggy-back" or "incidental rights" as of the date hereof; provided, that such inclusion shall not affect the number of shares of Restricted Stock that can be sold in the related offering. In connection with an underwritten offering, if the managing underwriter advises the Company in writing that in its opinion the number of shares of Restricted Stock requested by the holders of Restricted Stock to be registered exceeds the number which can be sold in such offering, the Company shall include in such registration statement the number of shares of Restricted Stock that, in the opinion of the managing underwriter, can be sold as follows: (i) first, the Restricted Stock requested to be registered, pro rata among the holders of Restricted Stock that have requested their Restricted Stock to be registered, (ii) second, Common Stock requested to be registered by holders of existing registration rights on the date hereof, and (iii) third, any other Common Stock requested to be included in such registration.

         5. Incidental Registration.

            (a) If the Company at any time (other than pursuant to Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders and the shares of Common Stock held by the persons or entities referred to in clauses (ii) and (iii) of the proviso to this Section 5(a)) if and to the extent that the managing underwriter advises the Company that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration; provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than (i) the Company, (ii) requesting holders of Restricted Stock or (iii) any other holders of Common Stock ,(or securities convertible into or exchangeable for Common Stock) who as of the date hereof, are entitled to contractual "piggyback" or "incidental" rights to be included in the registration statement. Notwithstanding the provisions of this Section 5(a), if the registration was initiated by the Company at the request of a person or persons entitled to demand rights as of the date hereof exercising such demand rights, priority in underwriter cutbacks with respect to such registration shall be governed by the provisions of their particular agreement providing for such demand rights; provided, that the holders of Restricted Stock that have requested inclusion of their Restricted Stock to be included therein shall be pari passu with the holders of Series E Preferred Stock, if any, who have exercised their rights to incidental registration under Section 5 of the Registration Rights Agreement dated June 17, 2003, among the Company and the investors named therein (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders and the shares of Common Stock issuable upon conversion of the Series E Preferred Stock held by holders of such securities) and have priority over any other persons holding securities requested to be included in such registration. Whenever a registration statement is deemed (pursuant to the provisions of Section 4) to be a registration statement initiated by the Company and therefore governed by the provisions of this Section 5, such registration statement shall nevertheless be deemed to count as a registration statement required to be filed by the Company under Section 4 if the registration statement covers all shares of Restricted Stock specified in the notices from the requesting holders thereof for sale in accordance with the method of disposition specified in such notice, becomes effective and, if such method of disposition is a firm commitment underwritten public offering, 75% of all such shares are sold pursuant thereto.

          (b) Notwithstanding anything herein to the contrary, the Company shall not be required to file any registration statement registering the Restricted Stock upon the demand of the holders of the Restricted Stock made under Section 4 during the period beginning on the date of the Company's receipt of a notice from requesting holders pursuant to Section 4 or Section 6 of the Registration Rights Agreement by and among the Company, Edison Venture Fund II, L.P. and Edison Venture Fund, II-Pa., L.P. and ending on the date on which the distribution of the securities included in such registration has been completed.

       6. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4 or 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or S-3 or such other form of general applicability satisfactory to the managing underwriters selected as herein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 6(a) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (ii) any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, or
(iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Stock for sale in any jurisdiction or the initiation of any proceeding for such purposes, whereupon each such seller shall refrain from making any sales of Restricted Stock in any jurisdiction in which such sales may not be made until such seller has either received from the Company a prospectus supplement describing such event or has been advised in writing by the Company that the use of the prospectus may be resumed;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Section 6(a) and 6(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of (1) the sale of all Restricted stock covered thereby, or (2) 120 days after the effective date thereof.

In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as the Company may reasonably request or as shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4 or 5 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         7. Expenses. All expenses incurred by the Company in complying with Sections 4 or 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable and documented fees and expenses of one counsel to the participating Investors not to exceed $25,000 in the aggregate, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts, selling commissions and fees of counsel to participating sellers applicable to the sale of Restricted Stock are called "Selling Expenses"; provided, however, that the Company will pay the reasonable and documented fees and expenses of one counsel to the participating Investors not to exceed $25,000 in the aggregate; provided further, that the Company will not be required to pay fees for any counsel to the participating Investors under this Section 7 to the extent such counsel fees are paid under Section 7 of the Registration Rights Agreement, dated June 17, 2003, by and among the Company and the investors named therein.

            The Company will pay all Registration Expenses in connection with each registration statement under Sections 4 or 5. All Selling Expenses in connection with each registration statement under Sections 4 or 5 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         8. Indemnification and Contribution.

            (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4 or 5, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the

Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4 or 5, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by or on behalf of such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, each indemnitor, in lieu of indemnifying the indemnitee, shall contribute to the amount paid or payable by such indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnitor and the indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnitor and indemnitee shall be determined by reference to, among other things whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnitor or by such indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnitee in connection with investigating or defending any such action or claim. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The obligations of the sellers and any underwriters in this Section 8(d) to contribute shall be several in proportion to the percentage of principal amount of Restricted Stock registered or underwritten, as the case may be, by them and not jointly and shall be subject to the limitations set forth in the last sentence of Section 8(b).

         9. Changes in Common Stock or Preferred Shares. If, and as often as, there is any change in the Common Stock or the Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Shares as so changed.

         10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

             (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

         11. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

             (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

             (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     12. Miscellaneous.

         (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, permitted transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 10% of the total shares of Restricted Stock originally issued pursuant to the Purchase Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

         (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile, addressed as follows:

         if to the Company or any other party hereto, at the address of such party set forth in the applicable Purchase Agreement;

         if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

         or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this Section 12(b).

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving regard to any conflict to any provisions regarding conflicts of law.

         (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (f) The obligations of the Company to register shares of Restricted Stock under Sections 4 or 5 shall terminate on September 9, 2013.

         (g) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to offer, sell, transfer or otherwise dispose of any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), (and shall not effect any short sale of, any loan of, or any grant of any option for the purchase of, any Common Stock), directly or indirectly, without the consent of such underwriters, during the seven (7) days prior to or within 90 days following the effective date of the registration statement relating to such offering (or such shorter period of time that is sufficient and appropriate, in the opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration); provided, however, that all persons or entities entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons or entities selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 12. The Company may impose stop transfer instructions with respect to the Common Stock subject to the foregoing restriction during such restricted period.

         (h) Notwithstanding the provisions of Section 6(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if the Company determines in good faith that there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed, and no sales of Restricted Stock shall be made by the holders during such period.

         (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

         (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                NOBEL LEARNING COMMUNITIES, INC.


                                By: /s/ George H. Bernstein
                                    --------------------------------
                                Name:  George H. Bernstein
                                Title: Chief Executive Officer

                                By: /s/ D. Scott Clegg
                                    --------------------------------
                                Name:  D. Scott Clegg
                                Title: Vice Chairman, President and Chief
                                       Operating Officer

                                CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.

                                By: Camden Partners Strategic II, LLC,
                                    its general partner


                                By: /s/ David L. Warnock
                                    --------------------------------
                                Name:  David L. Warnock
                                Title: Managing Member

                                CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

                                By: Camden Partners Strategic II, LLC,
                                    its general partner


                                By: /s/ David L. Warnock
                                    --------------------------------
                                Name:  David L. Warnock
                                Title: Managing Member

                      [SIGNATURES CONT'D ON FOLLOWING PAGE]

             [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE - CONT'D]

                                ALLIED CAPITAL CORPORATION


                                By: /s/ Daniel L. Russell
                                    --------------------------------
                                Name:  Daniel L. Russell
                                Title: Principal

                                MOLLUSK HOLDINGS, L.L.C.

                                By: Cephalopod Corporation, authorized member

                                By: /s/ Philip B. Simon
                                    --------------------------------
                                Name:  Philip B. Simon
                                Title: President

                                BLESBOK, LLC

                                By: /s/ Stanley E. Maron
                                    --------------------------------
                                Name:  Stanley E. Maron
                                Title: Secretary

                                   SCHEDULE A

                                LIST OF INVESTORS

Camden Partners Strategic Fund II-A, L.P.

Camden Partners Strategic Fund II-B, L.P.

Allied Capital Corporation

Mollusk Holdings, L.L.C.

Blesbok, LLC